Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT
TO TERM LOAN CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO TERM LOAN CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April 23, 2020, is by and among Hudson Technologies Company, a Tennessee corporation (“Hudson Technologies”), HUDSON HOLDINGS, INC., a Nevada corporation (“Holdings”), and ASPEN REFRIGERANTS, INC. (formerly known as AIRGAS-REFRIGERANTS, INC.), a Delaware corporation (“ARI” and together with Hudson Technologies, and Holdings, collectively, the “Borrowers”, and each a “Borrower”), the other Credit Parties hereto, the financial institutions party hereto as lenders (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent and administrative agent for the Lenders (in such capacities, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrowers, the other Credit Parties, the Lenders, and the Agent are parties to that certain Term Loan Credit and Security Agreement dated as of October 10, 2017 (as amended by that Limited Waiver and First Amendment to Term Loan Credit and Security Agreement and Certain Other Documents, dated as of June 29, 2018 (the “First Amendment”), that certain Waiver and Second Amendment to Term Loan Credit and Security Agreement, dated as of August 14, 2018 (the “Second Amendment”), that certain Waiver and Third Amendment to Term Loan Credit and Security Agreement, dated as of November 30, 2018 (the “Third Amendment”), that certain Waiver and Fourth Amendment to Term Loan Credit and Security Agreement, dated as of December 19, 2019 (the “Fourth Amendment”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Agent and the Lenders amend certain provisions of the Credit Agreement, and the Agent and the Lenders have agreed to make such amendments, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I.
AMENDMENTs TO CREDIT AGREEMENT

1.1              Amendments to Definitions in the Credit Agreement.

(a)       Section 1.2 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order:

“CARES Act” means (i) the Coronavirus Aid, Relief, and Economic Security Act, as in effect from time to time or (ii) any laws, orders, rulings, regulations or guidelines issued or enacted by a Governmental Body in order to provide assistance due to COVID-19.

[Hudson Technologies - Signature Page to First Amendment to Credit Agreement]

“CARES Forgiveness Date” means five (5) Business Days after the date that the Borrower obtains a final determination by the lender of the COVID-19 Assistance Indebtedness (and, to the extent required, the Small Business Administration) (or such longer period as may be approved in writing by Agent) regarding the amount of COVID-19 Assistance Indebtedness, if any, that will be forgiven pursuant to the provisions of the CARES Act and the SBA.

“COVID-19 Assistance” means any (i) loan, advance, guarantee, or other extension of credit, credit enhancement or credit support, or equity purchase or capital contribution, waiver or forgiveness of any obligation, or any other kind of financial assistance, provided by, or on behalf of, a Governmental Body pursuant to the CARES Act or (ii) indebtedness, reimbursement obligation or other liability of any nature owed to, or on account of, or for the benefit of, a Governmental Body, in each case, in connection with COVID-19 or pursuant to the CARES Act.

“COVID-19 Assistance Indebtedness” means unsecured Indebtedness incurred by Holdings or any of its Subsidiaries pursuant to paragraph 36 of Section 7(a) of the SBA that is not senior in payment priority to any of the Obligations; provided, that (1) the proceeds are applied in accordance with paragraph (36)(F) of the SBA or under the CARES Act, (2) the aggregate outstanding amount may not exceed $2,500,000, (3) Borrower has provided Agent (x) with written notice of the proposed Indebtedness to be incurred at least three (3) Business Days (or such shorter period of time as the Required Lenders may reasonably agree) prior to the anticipated closing date for the incurrence of the proposed Indebtedness and (y) copies of the material documents relative to the proposed Indebtedness for review (but not approval) before their execution and delivery and (4) no Indebtedness basket (other than Section 7.8(v) hereof) may be used to incur COVID-19 Assistance.

“SBA” means the Small Business Act of 1953, as in effect from time to time.”

(b)       Section 1.2 of the Credit Agreement is hereby amended by amending and restating the following defined terms:

“EBITDA” shall mean for any period, without duplication, with respect to HT on a consolidated basis with the Borrowers and Guarantors (unless Persons other than HT, the Borrowers or the Guarantors are so specified in another applicable Section or provision of this Agreement), the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus (iii) amortization expenses for such period, plus (iv) non-cash charges (including, without limitation, for the avoidance of doubt, non-cash stock compensation, expense and non-cash purchase accounting adjustments); provided that EBITDA shall exclude any cancellation of Indebtedness income arising as result of any forgiveness of any COVID-19 Assistance notwithstanding anything to the contrary in this definition or otherwise.

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“Funded Debt” shall mean, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capitalized Lease Obligations, current maturities of long-term debt, revolving credit and short term debt extendible beyond one year at the option of the debtor, and also including, in the case of the Credit Parties, the Obligations and without duplication, Indebtedness consisting of guaranties of Funded Debt of other Persons; provided that, solely for the period from the Fifth Amendment Effective Date through and including December 31, 2020, Funded Debt shall exclude any COVID-19 Assistance Indebtedness notwithstanding anything to the contrary in this definition or otherwise.

“Liquidity” shall mean, at any date of determination, unrestricted cash and Cash Equivalents of the Credit Parties on a consolidated basis as of such date, plus, without duplication, Undrawn Availability and, solely for the period from the Fifth Amendment Effective Date through and including December 31, 2020, cash constituting proceeds of COVID-19 Assistance Indebtedness held by the Credit Parties, each measured as of such date.

“LTM Adjusted EBITDA” shall mean, at any date of determination, adjusted EBITDA for the most recent twelve (12) calendar months; provided, however, that, for purposes of calculating LTM Adjusted EBITDA as of any period of determination, no addbacks to EBITDA shall be permitted in excess of the following categories: (i) professional fees, (ii) transaction fees, or (iii) as otherwise reasonably acceptable to the Lenders. All amounts of addbacks are to be reasonably acceptable to Lenders.

“Total Leverage Ratio” shall mean, with respect to HT on a consolidated basis with the Borrowers and Guarantors, as of the last day of any fiscal quarter, the ratio of (a) Funded Debt as of such day to (b) LTM Adjusted EBITDA calculated as of such day.

1.2              Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.19 at the end thereof:

“COVID-19 Assistance.

(a)       Holdings and Borrower agree to, and will cause each of its Subsidiaries to, promptly apply for (and provide any requested supplemental information related to) the forgiveness or other relief of any COVID-19 Assistance received under Section 1106 of the CARES Act as permitted by the applicable Governmental Body and submit such application to the extent satisfaction of such requirements does not otherwise cause, directly or indirectly, a Default or an Event of Default to occur. Borrower shall give Agent and Lenders prompt notice of the making of such application.

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(b)       On the CARES Forgiveness Date, the Credit Parties shall deliver to Agent a certificate of an Authorized Person of the Credit Parties certifying as to the amount of the COVID-19 Assistance Indebtedness that will be forgiven pursuant to the provisions of the CARES Act and the SBA, together with reasonably detailed description thereof, all in form satisfactory to Agent.”

1.3     Amendment to Section 7.4 of the Credit Agreement. Section 7.4 of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence therein:

“; provided that, notwithstanding the foregoing, no investment made by any Credit Party or Subsidiary with proceeds of, or other value from, COVID-19 Assistance shall constitute an investment for the purpose of this Agreement so long as such investment (x) is made in a manner consistent with the CARES Act, and (y) in any event, if such Indebtedness is (i) incurred by a Credit Party and (ii) used solely for the direct or indirect benefit of the Credit Parties.”

1.4              Amendment to Section 7.8 of the Credit Agreement. Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for Capital Expenditures permitted under Section 7.6 hereof; provided, if such Indebtedness is secured, (A) such secured Indebtedness shall not exceed $12,000,000 in the aggregate throughout the Term and (B) the Lien on assets being financed is permitted under clause (h) of the definition of “Permitted Encumbrances”; (iii) Indebtedness secured by Permitted Encumbrances (including, without limitation, Indebtedness evidenced by the Revolving Loan Documents); (iv) Interest Rate Hedges that are entered into by Borrowers to hedge their risks with respect to outstanding Indebtedness of Borrowers and not for speculative or investment purposes so long as (x) the counterparty thereto and terms thereof (including, without limitation the term) are reasonably acceptable to FS, (y) the obligations of Borrowers thereunder are unsecured if such counterparty is not Agent or a Lender and (z) the amount of Indebtedness with respect to which such agreement is entered into does not exceed 50% of the Maximum Revolver Amount (as defined in the Revolving Loan Agreement); and (v) COVID-19 Assistance Indebtedness.”

Article II.
CONDITIONS TO EFFECTIVENESS

2.1              Closing Conditions. This Amendment shall be deemed effective as of the date (the “Fifth Amendment Effective Date”) on which the following conditions shall have been satisfied:

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(1)      The Agent and the Lenders shall have received a copy of this Amendment duly executed by each of the Borrowers, the other Credit Parties, the Required Lenders and the Agent;

(2)      The Agent and the Lenders shall have received copies of the first amendment to the Revolving Loan Agreement, duly executed by the Revolving Agent and Lenders (as defined in the Revolving Loan Agreement) as applicable, in form and substance satisfactory to the Required Lenders;

(3)      The Credit Parties shall have paid all accrued and outstanding fees of the Agent and the Lenders in accordance with Section 14.9 of the Credit Agreement (including accrued and outstanding fees and expenses of King & Spalding LLP, counsel to the Lenders, FTI Consulting Inc., financial advisor to the Lenders, and Nixon Peabody LLP, counsel to the Agent); and

(4)      After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Article III.
MISCELLANEOUS

3.1              Amended Terms. On and after the Fifth Amendment Effective Date, all references to the Credit Agreement in each of the Other Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2              Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants as follows:

(a)               It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)               This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(d)               The representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date hereof as if made on and as of such date (except to the extent any such representation or warranty relates to an earlier specified date, in which case they shall be true and correct in all material respects as of such earlier date).

(e)               After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

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3.3              Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement and the Other Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the Other Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4              Credit Document. This Amendment shall constitute an Other Document under the terms of the Credit Agreement.

3.5              Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of King & Spalding LLP, counsel to the Lenders.

3.6              Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Agent or the Required Lenders, as is necessary to carry out the intent of this Amendment.

3.7              Entirety. The Credit Agreement (as modified by this Amendment) and the Other Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8              Counterparts. This Amendment may be executed in original counterparts each of which counterpart shall be deemed an original document but all of which counterparts together shall constitute the same agreement. Execution and delivery via facsimile or PDF shall bind the parties.

3.9              No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such persons, or failure of such persons to act under the Credit Agreement on or prior to the date hereof.

3.10          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11          General Release. In consideration of the willingness of the Agent and the Lenders to enter into this Amendment, each Credit Party hereby releases and forever discharges the Agent, the Lenders and the Agent’s and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party on or prior the date hereof may have or claim to have against any of the Bank Group in any way related to or connected with the Credit Agreement, the Other Documents and the transactions contemplated thereby.

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3.12          Governing Law; Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The governing law, jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 14.1 and 11.8 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.13          Agent Authorization. Each of the undersigned Lenders, which together constitute the Required Lenders, hereby authorizes the Agent to execute and deliver this Amendment. By its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

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BORROWERS:

HUDSON TECHNOLOGIES COMPANY

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

HUDSON HOLDINGS, INC.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

ASPEN REFRIGERANTS, INC.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

Signature Page to Fifth Amendment – Hudson Technologies

GUARANTORS:

HUDSON TECHNOLOGIES, INC.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

Glacier International, Inc.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

Glacier Trading Corp.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

HFC International, Inc.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

HFC Traders, Inc.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

RCT International, Inc.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

Signature Page to Fifth Amendment – Hudson Technologies

RCTI Corp.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

RCTI Trading, Inc.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

RGIT, Inc.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

RGIT Trading Corp.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

RGT Enterprises, Inc.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

Signature Page to Fifth Amendment – Hudson Technologies

AGENT:

U.S. BANK NATIONAL ASSOCIATION,
as the Agent

By:	/s/ James A. Hanley
Name: James A. Hanley
Title: Vice President

Signature Page to Fifth Amendment – Hudson Technologies

LENDERS:

FS KKR CAPITAL CORP. II

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

FS KKR CAPITAL CORP.

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

Signature Page to Fifth Amendment – Hudson Technologies